UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2021

FALCONSTOR SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23970	77-0216135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400, Austin, TX		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 631-777-5188

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation; Change in Fiscal Year.

On June 25, 2021, FalconStor Software, Inc. (the “Company”) filed a certificate of amendment (the “ Amendment”) to the Company’s Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Delaware Secretary of State to implement certain modifications to the terms of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”). As further described below in Item 5.07, on June 24, 2021, the Company’s stockholders approved the Amendment at the Company’s 2021 annual meeting of stockholders (the “Annual Meeting”).

A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the Company held its Annual Meeting for the purposes of voting on the matters disclosed in its definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 1, 2021. As of the record date of May 14, 2021, there were 5,949,463 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to notice of and to vote at the Annual Meeting as well as an additional 87,815 shares that could vote pursuant to the terms of the Company’s outstanding Series A Preferred Stock.  The final voting for the matters submitted to a vote of stockholders is as follows:

Proposal No. 1 — Election of Directors

At the Annual Meeting, stockholders voted for the election of two director for a three-year term until the annual meeting of stockholders to be held in 2021 or until his successor is elected and qualified. The Company’s nominees for director received the requisite plurality of the votes cast by the holders of shares present at the Annual Meeting in person or by proxy and entitled to vote thereon, and, accordingly, were elected to the Board of Directors.  The number of votes cast for and withheld from each nominee is set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barry Rudolph	4,325,231	1,148	179,543
William Miller	4,325,206	1,173	179,543

Proposal No. 2 — Approval of Amendment to Certificate of Designations

The proposal for the approval of an amendment to the Certificate of Designations to extend the deadline for redemptions was approved by the affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting, as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,325,237	1,118	24	179,543

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Proposal No. 3 — Approval of Amendment to 2018 Incentive Stock Plan

The proposal for the approval of an amendment to the Company’s 2018 Incentive Stock Plan to increase the number of shares of Common Stock available for issuance from 1,471,997 to 1,692,797 shares was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,324,280	2,083	16	179,543

Proposal No. 4 — Approval of Say on Pay Proposal

The proposal for the approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,317,183	1,237	7,959	179,543

Proposal No. 5 — Independent Registered Public Accounting Firm

The proposal for the ratification of the selection of Marcum LLP as the Company’s independent registered public accountants for the current fiscal year ending December 31, 2021 was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
4,504,602	1,309	11	—

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of FalconStor Software, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2021	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Brad Wolfe
		Name:	Brad Wolfe
		Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of FalconStor Software, Inc.

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